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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 20, 1998

               BA Mortgage Securities, Inc. (as depositor under a
   Pooling and Servicing Agreement dated as of November 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-6)
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             (Exact name of registrant as specified in its charter)


               Delaware             333-53933            94-324470
          ------------------      ------------      -------------------
            (State or Other       (Commission)       (I.R.S. Employer
             Jurisdiction         File Number)      Identification No.)
           of Incorporation)


  345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (415) 622-3676


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   Exhibits

                 (See attached Exhibit Index.)


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BA MORTGAGE SECURITIES, INC.


                                       By:  /s/    John Isbrandtsen
                                            ------------------------------------
                                            Name:  John Isbrandtsen
                                            Title: Vice President

Dated:  November 20, 1998


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                                 EXHIBIT INDEX

                                                                                            Sequentially
 Exhibit                                                                                      Numbered
 Numbers                         Description of Exhibit                                         Pages
 -------                         ----------------------                                     -------------
   8.1     Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 20,
           1998, regarding certain tax matters

  23.1     Consent of Orrick, Herrington & Sutcliffe LLP
           (contained in Exhibit 8.1)


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